UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ____________________________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): September 4, 2003


                            THE PENN TRAFFIC COMPANY
                            ------------------------
             (Exact name of registrant as specified in its charter)


Delaware                            1-9930                   25-0716800
--------                            ------                   ----------
(State or other jurisdiction        (Commission              ( I.R.S. Employer
 of incorporation)                  File Number)             Identification No.)


1200 State Fair Boulevard, Syracuse, New York        13221-4737
---------------------------------------------        ----------
(Address of principal executive offices)             (zip code)


Registrant's telephone number, including area code:  (315) 453-7284
                                                     --------------

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ITEM 5.           OTHER EVENTS

                  On September 4, 2003, Mr. David Jenkins, a Director of the Company, resigned as a Director of the Company effective immediately. Mr. Jenkins' decision to resign was solely for personal reasons and not the result of any disagreement between the Company and Mr. Jenkins.

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 22, 2003


                                   THE PENN TRAFFIC COMPANY



                                   By:  /s/ Steven Panagos
                                        ---------------------------------------
                                        Name:   Steven Panagos
                                        Title:  Interim Chief Executive Officer